Exhibit 10.1

                  Digital Lifestyles Group Inc.


                    727 Brea Canyon Road, #6
                    Walnut, California 91789
                          909.869.0595



                        February 15, 2006


Via Email
Ilan Danieli
Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue, 14th Floor
New York, NY 10022

Re:  Extension of Time

Dear Ilan:

     As referenced in the letter agreement, a copy of which is attached hereto*, Laurus Master Fund, L.P. and Digital Lifestyles Group Inc. hereby agree to a good faith extension of the February 15th, 2006 in section 1 of the letter agreement to March 1st, 2006 and the February 20th 2006 date in Section 6 to March 5th, 2006 thereof.

     If   the  foregoing  meets  with  your  acknowledgement  and
understanding, please execute below to effect this Agreement.

                              Sincerely,


                             Digital Lifestyles Group Inc.

                             By: /s/Andy Teng

                             Name:  Andy Teng
                             Title: Chief Executive Officer


Accepted and agreed this 15th day of
February, 2006:

Laurus Master Fund, Ltd.


By:  /s/ David Grin

Its: David Grin, Principal


*ATTACHMENT OMITTED - PREVIOUSLY FILED

<PAGE 1>

<END>